Exhibit (32.1)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

  The undersigned Chief Executive Officer of Met-Pro Corporation ("Met-Pro") hereby certifies that:

(1)
Met-Pro’s Annual Report on Form 10-K for the period ended Jannuary 31, 2005, to which the certification is attached as an exhibit (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Met-Pro.

/s/ Raymond J. De Hont                                                                                                     April 13, 2005
Raymond J. De Hont
Chief Executive Officer

Exhibit (32.1)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

  The undersigned Chief Financial Officer of Met-Pro Corporation ("Met-Pro") hereby certifies that:

(1)
Met-Pro’s Annual Report on Form 10-K for the period ended January 31, 2005, to which the certification is attached as an exhibit (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Met-Pro.

/s/ Gary J. Morgan                                                                                                             April 13, 2005
Gary J. Morgan
Chief Financial Officer